NATIONWIDE MUTUAL FUNDS
Nationwide Growth Fund

Supplement dated March 31, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

The information under the section entitled "Portfolio Managers" on page 4 of the Summary Prospectus is hereby deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Douglas A. Riley, CFA	Senior Vice President & Portfolio Manager	Since 2014
Michael J. Vogelzang, CFA	President & Chief Investment Officer	Since 2014
David Hanna	Senior Vice President & Director of Alternative Investments	Since 2014
Edward Mulrane, CFA	Vice President & Director of Quantitative Research	Since 2014

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE